REGULATORY REQUIREMENTS (Tables)	12 Months Ended
Dec. 31, 2024
REGULATORY REQUIREMENTS
Schedule of the net capital, the requirement and the excess capital for the Group's broker-dealer subsidiaries

	As of December 31, 2024
	Net Capital/
	Eligible Equity	Requirement	Excess

	(HK$ in thousands)
Futu Securities	8,792,379	2,661,719	6,130,660
Futu Clearing Inc.	6,313,225	754,707	5,558,518
Moomoo Financial Singapore Pte. Ltd.	2,718,113	256,448	2,461,665
Moomoo Financial Inc.	173,480	35,655	137,825